SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 5, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                      1-4717                    44-0663509
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission file number)         (IRS Employer
       of incorporation)                                  Identification Number)

                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5. Other Events

On May 5, 2003, Kansas City Southern ("KCS" or "Company") (NYSE: KSU) announced ratings by certain rating agencies of its Redeemable Cumulative Convertible Perpetual Preferred Stock private offering. See the Press Release attached hereto as Exhibit 99.1.

On May 5, 2003, KCS announced that the initial purchasers in its Redeemable Cumulative Convertible Perpetual Preferred Stock private offering exercised their option to purchase an additional $25 million of such preferred stock. See the Press Release attached hereto as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.  Document
         (99)         Additional Exhibits

         99.1 Press Release issued by Kansas City Southern dated May 5, 2003 entitled, "S&P, Moody's Rate KCS' Redeemable Cumulative Convertible Perpetual Preferred Stock Offering"

         99.2 Press Release issued by Kansas City Southern dated May 5, 2003, entitled, "KCS Announces Exercise of Initial
                                Purchasers' Option."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: May 5, 2003                   By:          /s/  Louis G. Van Horn
                                       -----------------------------------------
                                                   Louis G. Van Horn
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)

EXHIBIT 99.1

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105          NYSE SYMBOL: KSU


     Date:                 May 5, 2003

     Media Contact:        William H. Galligan             Phone:   816/983-1551
                           william.h.galligan@kcsr.com


                  S&P, Moody's Rate KCS' Redeemable Cumulative
                 Convertible Perpetual Preferred Stock Offering

     Standard & Poor's Ratings Services (S&P) has assigned its "B" rating to KCS's Redeemable Cumulative Convertible Perpetual Preferred Stock offering. S&P also announced that KCS and The Kansas City Southern Railway Company
     (KCSR), including the "BB" corporate credit rating, remain on CreditWatch. Moody's Investor Services assigned its B3 rating to KCS's Redeemable Cumulative Convertible Perpetual Preferred Stock offering, and downgraded the ratings of KCS's senior implied and senior unsecured debt to Ba3 from Ba2.

     KCS is comprised of, among others, The Kansas City Southern Railway Company and equity investments in Grupo TFM, Southern Capital Corporation, and the Panama Canal Railway Company.

EXHIBIT 99.2

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105          NYSE SYMBOL: KSU


     Date:                 May 5, 2003

     Media Contact:        William H. Galligan             Phone:   816/983-1551
                           william.h.galligan@kcsr.com


              KCS Announces Exercise of Initial Purchasers' Option


     Kansas City Southern (KCS) (NYSE: KSU) announced today that the initial purchasers of its $175 million offering of Redeemable Cumulative Convertible Perpetual Preferred Stock have exercised their option to purchase an additional $25 million of the preferred stock. The terms of the private offering were announced on April 30, 2003. KCS anticipates closing on the entire $200 million transaction by the end of the day, May 5, 2003.

     The preferred stock, and the common stock to be issued on the conversion of the preferred stock, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

     The net proceeds from the offering of the preferred stock are expected to be used to pay a portion of the purchase price for the proposed acquisition of a controlling interest of Grupo TFM.